UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 24, 2024

Definitive Healthcare Corp.

(Exact name of Registrant as Specified in Its Charter)

Commission File Number 001-40815

Delaware		86-3988281
(State of Incorporation)		(IRS Employer Identification No.)
492 Old Connecticut Path, Suite 401
Framingham, Massachusetts 01701
(Address of Principal Executive Offices)

(508) 720-4224
Registrant’s telephone number, including area code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $0.001 par value	DH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

Preliminary Financial Results for the Three Months Ended June 30, 2024 (unaudited)

On July 30, 2024, Definitive Healthcare Corp. (“Definitive Healthcare” or the “Company”) announced selected preliminary results for the quarter ended June 30, 2024.

Second Quarter 2024 Preliminary Results:

•
Revenue is expected to be $63.7 million, an increase of 5% from $61.0 million in Q2 2023.
•
Operating Loss is expected to be $(369.6) million, inclusive of a $363.6 million goodwill impairment in the quarter, compared to $(12.1) million in Q2 2023.
•
Adjusted Operating Income is expected to be $19.3 million, compared to $16.0 million in Q2 2023
•
Net Loss is expected to be $(306.2) million, inclusive of a $363.6 million goodwill impairment in the quarter, or (480%) of revenue, compared to $(11.6) million, or (19%) of revenue in Q2 2023.
•
Adjusted EBITDA is expected to be $20.9 million, or 33% of revenue, compared to $17.2 million, or 28% of revenue in Q2 2023.
•
Adjusted Net Income is expected to be $14.2 million, compared to $12.4 million in Q2 2023.
•
Net Loss Per Diluted Share is expected to be $(1.81), compared to $(0.08) in Q2 2023.
•
Adjusted Net Income Per Diluted Share is expected to be $0.09, compared to $0.08 in Q2 2023.

These preliminary financial results are unaudited, based on currently available information and do not present all necessary information for a complete understanding of the Company’s financial condition as of June 30, 2024 or its results of operations for the quarter ended June 30, 2024. The Company plans to release its second-quarter financial results and hold its second-quarter earnings call on Monday, August 5, 2024, after market close.

Based on information and expectations as of July 30, 2024, the Company is revising its financial guidance for the full year 2024, previously issued on May 7, 2024, as follows:

•
Revenue is expected to be in the range of $247 – $251 million.
•
Adjusted Operating Income is expected to be in the range of $67 – $71 million.
•
Adjusted EBITDA is expected to be in the range of $74 – $77 million, for a full-year adjusted EBITDA margin of 30-31%.
•
Adjusted Net Income is expected to be in the range of $50 – $53 million.
•
Adjusted Net Income Per Diluted Share is expected to be $0.32 – $0.34 per share on approximately 156.8 million weighted-average shares outstanding.

This revised guidance incorporates the impact of current conditions as of July 30, 2024, as well as consideration of potential disruptions from Ms. Lazorchak’s departure disclosed below.

The Company is not providing a quantitative reconciliation of the forward-looking non-GAAP financial measures described above to the most directly comparable GAAP measures due to the high variability and difficulty to predict certain items excluded from these non-GAAP financial measures; in particular, the effects of equity-based compensation expense, taxes and amounts under the tax receivable agreement, deferred tax assets and deferred tax liabilities, and transaction, integration, and restructuring expenses. The Company expects the variability of these excluded items may have a significant, and potentially unpredictable, impact on its future GAAP financial results.

Non-GAAP Financial Measures

The Company has presented supplemental non-GAAP financial measures as part of this report. The Company believes that these supplemental non-GAAP financial measures are useful to investors because they allow for an evaluation of the Company with a focus on the performance of its core operations, including providing meaningful comparisons of financial results to historical periods and to the financial results of peer and competitor companies. A reconciliation of GAAP to Non-GAAP results has been provided in the financial statement tables included in Appendix A hereto, which is incorporated by reference into this Item 2.02.

The information furnished in this Item 2.02 on this Current Report on Form 8-K, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 24, 2024, Carrie Lazorchak, the Chief Revenue Officer of the Company, provided the Company with notice of her resignation, effective August 2, 2024. As of such date, the Company’s sales organization will report to Kevin Coop, the Company’s Chief Executive Officer.

*****

Forward-Looking Statements

This report includes forward-looking statements that reflect the Company’s current views with respect to future events and financial performance. Such statements are provided under the “safe harbor” protection of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can generally be identified by words or phrases written in the future tense and/or preceded by words such as “likely,” “will,” “should,” “may,” “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” or similar words or variations thereof, or the negative thereof, references to future periods, or by the inclusion of forecasts or projections, but these terms are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to, statements regarding our outlook and financial guidance.

Forward-looking statements in this report are based on the Company’s current expectations and assumptions regarding its business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, the Company’s actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the following: Ms. Lazorchak’s departure causing more disruption than anticipated, the Company’s inability to realize expected business or financial benefits from acquisitions and the risk that the Company’s acquisitions or investments could prove difficult to integrate, disrupt its business, dilute stockholder value and adversely affect its business, financial condition and results of operations; the Company’s inability to achieve the anticipated cost savings, operating efficiencies or other benefits of its internal restructuring activities; global geopolitical tensions and difficult macroeconomic conditions and their impact on the Company and its existing and potential customers; the Company’s inability to acquire new customers and generate additional revenue from existing customers; the Company’s inability to generate sales of subscriptions to our platform or any decline in demand for its platform and the data it offers; the competitiveness of the market in which the Company operates and the Company’s ability to compete effectively; the failure to maintain and improve the Company’s platform, or develop new modules or insights for healthcare commercial intelligence; the inability to obtain and maintain accurate, comprehensive or reliable data, which could result in reduced demand for our platform; the risk that the Company’s recent growth rates may not be indicative of our future growth; the inability to achieve or sustain GAAP or non-GAAP profitability in the future compared to historical levels as the Company increases investments in its business; the loss of our access to the Company’s data providers; the failure to respond to advances in healthcare commercial intelligence; an inability to attract new customers and expand subscriptions of current customers; the risk of cyber-attacks and security vulnerabilities; litigation, investigations or other legal, governmental or regulatory actions; the possibility that the Company’s security measures are breached or unauthorized access to data is otherwise obtained; the risk that additional material weaknesses or significant deficiencies that will occur in the future; and the risks of being required to collecting sales or other related taxes for subscriptions to our platform in jurisdictions where the Company has not historically done so.

Additional factors or events that could cause the Company’s actual performance to differ from these forward-looking statements may emerge from time to time, and it is not possible for the Company to predict all of them. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, the Company’s actual financial condition, results of operations, future performance and business may vary in material respects from the performance projected in these forward-looking statements.

For additional discussion of factors that could impact our operational and financial results, refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as well as the Company’s subsequent SEC filings, which are or will be available on the Investor Relations page of the Company’s website at ir.definitivehc.com and on the SEC website at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DEFINITIVE HEALTHCARE CORP.

By:	/s/ Richard Booth
Name:	Richard Booth
Title:	Chief Financial Officer

Date: July 30, 2024

Appendix A

Non-GAAP Financial Measures

We refer to Adjusted EBITDA, Adjusted Operating Income, Adjusted Net Income, and Adjusted Net Income Per Diluted Share as non-GAAP financial measures. These non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles in the U.S., (“GAAP”). These are supplemental financial measures of our performance and should not be considered substitutes for net loss or any other measure derived in accordance with GAAP.

We define EBITDA as earnings before debt-related costs, including interest expense, net and loss on extinguishment of debt, income taxes and depreciation and amortization. Adjusted EBITDA is defined as EBITDA adjusted to exclude certain items of a significant or unusual nature, including other income and expense, equity-based compensation, transaction, integration, and restructuring expenses, goodwill impairments, and other non-core expenses. Adjusted EBITDA is a key metric used by management and our board of directors to assess the profitability of our operations. We believe that Adjusted EBITDA provides useful information to help investors to assess our operating performance because these metrics eliminate non-cash, non-recurring and/or non-core items, which we do not consider indicative of ongoing operational performance. We believe that these metrics are helpful to investors in measuring the profitability of our operations on a consolidated level.

We define Adjusted Operating Income as loss from operations plus acquisition-related amortization, equity-based compensation, goodwill impairments, transaction, integration, and restructuring expenses, and other non-core expenses.

We define Adjusted Net Income as Adjusted Operating Income less interest expense, net, recurring income tax expense, foreign currency (loss) gain, and incremental tax effects of adjustments to arrive at Adjusted Operating Income. We define Adjusted Net Income Per Diluted Share as Adjusted Net Income divided by diluted outstanding shares.

Our use of these non-GAAP terms may vary from the use of similar terms by other companies in our industry and, accordingly, may not be comparable to similarly titled measures used by other companies and are not measures of performance calculated in accordance with GAAP. Our presentation of these non-GAAP financial measures are intended as supplemental measures of our performance that are not required by, or presented in accordance with, GAAP. These non-GAAP financial measures should not be considered as alternatives to loss from operations, net loss, earnings per share, or any other performance measures derived in accordance with GAAP or as measures of operating cash flows or liquidity.

In evaluating our non-GAAP financial measures, you should be aware that in the future, we may incur expenses similar to those eliminated in these presentations.

Reconciliations of GAAP to Non-GAAP Financial Measures

Reconciliation of Estimated GAAP Net Loss to Estimated Adjusted Net Income and
Estimated GAAP Operating Loss to Estimated Adjusted Operating Income
(in thousands, except share and per share amounts; unaudited)

	Three Months Ended June 30,
	2024	2023
Net loss	$(306,187)	$(11,605)
Add: Income tax benefit	(21,900)	(1,484)
Add: Interest expense, net	46	221
Add: Other (income) expense, net	(41,600)	797
Loss from operations	(369,641)	(12,071)
Add: Amortization of intangible assets acquired through business combinations	11,173	11,556
Add: Equity-based compensation	8,842	12,363
Add: Transaction, integration, and restructuring expenses	2,851	3,571
Add: Goodwill impairment charge	363,641	—
Add: Other non-core items	2,438	600
Adjusted Operating Income	19,304	16,019
Less: Interest expense, net	(46)	(221)
Less: Recurring income tax (provision) benefit	(52)	1,484
Less: Foreign currency (loss) gain	(101)	349
Less: Tax impacts of adjustments to net loss	(4,950)	(5,246)
Adjusted Net Income	$14,155	$12,385
Basic and Diluted Weighted Average Class A Common Stock Outstanding	117,750,392	111,768,782
Shares for Adjusted Net Income Per Diluted Share (a)	156,874,506	155,599,967
Net Loss Per Share Attributable to Definitive Healthcare Corp	$(1.81)	$(0.08)
Adjusted Net Income Per Share	$0.09	$0.08

(a) Diluted Adjusted Net Income Per Share is computed by giving effect to all potential weighted average Class A common stock and any securities that are convertible into Class A common stock, including Definitive OpCo units and restricted stock units. The dilutive effect of outstanding awards and convertible securities is reflected in diluted earnings per share by application of the treasury stock method assuming proceeds from unrecognized compensation as required by GAAP. Fully diluted shares are 165,731,986 and 161,996,676 as of June 30, 2024 and 2023, respectively.

Reconciliation of Estimated GAAP Net Loss to Estimated Adjusted EBITDA
(in thousands, except percentages; unaudited)

	Three Months Ended June 30,
	2024		2023
	Amount	% of Revenue	Amount	% of Revenue
Net loss and margin	$(306,187)	(480)%	$(11,605)	(19)%
Interest expense, net	46	0%	221	0%
Benefit from income taxes	(21,900)	(34)%	(1,484)	(2)%
Depreciation & amortization	12,788	20%	12,778	21%
EBITDA and margin	(315,253)	(495)%	(90)	(0)%
Other (income) expense, net (a)	(41,600)	(65)%	797	1%
Equity-based compensation (b)	8,842	14%	12,363	20%
Transaction, integration, and restructuring expenses (c)	2,851	4%	3,571	6%
Goodwill impairment (d)	363,641	571%	—	0%
Other non-core items (e)	2,438	4%	600	1%
Adjusted EBITDA and margin	$20,919	33%	$17,241	28%

(a) Primarily represents foreign exchange and TRA liability remeasurement gains and losses.
(b) Equity-based compensation represents non-cash compensation expense recognized in association with equity awards made to employees and directors.
(c) Transaction and integration expenses primarily represent legal, accounting, and consulting expenses and fair value adjustments for contingent consideration related to our acquisitions. Restructuring expenses relate to the 2024 Restructuring Plan and those we committed to during the first and third quarters of 2023, as well as impairment and restructuring charges related to office closures, relocations, and consolidations.

	Three Months Ended June 30,
(in thousands)	2024	2023
Merger and acquisition due diligence and transaction costs	$687	$2,786
Integration costs	294	311
Restructuring charges for severance and other separation costs	598	333
Office closure and relocation restructuring charges and impairments	1,272	141
Total transaction, integration and restructuring expenses	$2,851	$3,571

(d) Goodwill impairment represents a non-cash, pretax, goodwill impairment charge of $363.6 million recorded during the three months ended June 30, 2024. We experienced a decline in our market capitalization as a result of a sustained decrease in our stock price, which represented a triggering event requiring our management to perform a quantitative goodwill impairment test as of June 30, 2024. As a result of the impairment test, we determined that the fair value of our single reporting unit was lower than its carrying value and, accordingly, recorded this impairment charge.

(e) Other non-core items represent expenses driven by events that are typically by nature one-time, non-operational, and/or unrelated to our core operations. These expenses are comprised of non-core legal and regulatory costs isolated to unique and extraordinary litigation, legal and regulatory matters that are not considered normal and recurring business activity, including sales tax accrual adjustments inclusive of penalties and interest for sales taxes that we may have been required to collect from customers in 2024 and in certain previous years, and other non-recurring legal and regulatory matters. Other non-core items also include non-recurring consulting fees and severance costs associated with strategic transition initiatives, as well as professional fees related to financing, capital structure changes, and other non-recurring costs.

	Three Months Ended June 30,
(in thousands)	2024	2023
Non-core legal and regulatory	$501	$378
Consulting and severance costs for strategic transition initiatives	1,885	—
Other non-core expenses	52	222
Total other non-core items	$2,438	$600